UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2024

Blue Owl Technology Finance Corp. II

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56371	87-2993019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On August 20, 2024, Athena Funding II LLC (“Athena Funding II”), a Delaware limited liability company and wholly owned subsidiary of Blue Owl Technology Finance Corp. II, a Maryland corporation (the “Company”), entered into Amendment No. 1 (the “First Credit Facility Amendment”) to the Loan and Management Agreement (the “Secured Credit Facility”), dated November 8, 2022, by and among Athena Funding II LLC, as Borrower, the Company, as Collateral Manager and Transferor, MUFG Bank, Ltd. (“MUFG”), as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator, Alter Domus (US) LLC as Custodian, the lenders from time to time parties thereto (the “Lenders”) and the group agents from time to time parties thereto.

The First Credit Facility Amendment amends the Secured Credit Facility to change the applicable spread for borrowings under the Secured Credit Facility from (i) 2.85% to 2.625% during the Reinvestment Period and (ii) 3.25% to 3.025% after the Reinvestment Period. The First Credit Facility Amendment also amends the Secured Credit Facility to (i) extend the Reinvestment Period from November 8, 2024 to October 27, 2026, (ii) extend the maturity date from November 8, 2027 to October 27, 2029 and (iii) replace Alter Domus as collateral custodian with State Street.

The description above is only a summary of the material provisions of the First Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of First Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Loan and Management Agreement, dated as of August 20, 2024, among Athena Funding II LLC, as Borrower, Blue Owl Technology Finance Corp. II, as Collateral Manager and Transferor, MUFG Bank, Ltd., as Administrative Agent, each of the Lenders party thereto, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Successor Collateral Custodian, and Alter Domus (US) LLC, as Resigning Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Owl Technology Finance Corp. II

Date: August 21, 2024	By:	/s/ Jonathan Lamm
Jonathan Lamm
Chief Financial Officer and Chief Operating Officer